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                                                                       EXHIBIT 1
                               6,596,041 Shares
                           VARCO INTERNATIONAL, INC.
                                 Common Stock


                            UNDERWRITING AGREEMENT
                            ----------------------


                                                                    May __, 1996


CS First Boston Corporation
Howard, Weil, Labouisse,
 Friedrichs Incorporated
Simmons & Company International
 As Representatives of the Several Underwriters,
 c/o CS First Boston Corporation,
     Park Avenue Plaza
     New York, NY 10055

Dear Sirs:

     1. Introduction. Baker Hughes Incorporated, a Delaware corporation ("Baker Hughes"), and Walter B. Reinhold, an individual ("Reinhold" and, together with Baker Hughes, "Selling Stockholders") propose severally to sell an aggregate of 6,596,041 outstanding shares ("Firm Securities") of the Common Stock ("Securities"), of Varco International, Inc., a California corporation ("Company"), and the Company proposes to issue and sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 989,406 additional shares ("Optional Securities") of the Company's Securities as set forth below. The Firm Securities and the Optional Securities are herein collectively called the "Offered Securities." The Selling Stockholders and the Company hereby agree with the several Underwriters named in Schedule A hereto ("Underwriters") as follows:

     2. Representations and Warranties of the Company and the Selling Stockholders. (a) The Company represents and warrants to, and agrees with, the several Underwriters and the several Selling Stockholders that:

          (i) A registration statement (No. 333-02869) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("Commission") and either (A) has been declared effective under the Securities Act of 1933, as amended ("Act"), and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either (A) an additional registration statement (the "additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) under the Act ("Rule 462(b)") and, if so filed, has become effective upon
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     filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement, or (B) such an additional registration statement may be proposed to be filed with the Commission pursuant to Rule 462(b) and, if so filed, will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) under the Act ("Rule 462(c)") or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) under the Act ("Rule 430A(b)"), is hereinafter referred to as the "Initial Registration Statement." The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement." The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement." The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) or (if

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     no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "Prospectus." No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

          (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the rule and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations; neither of such documents will include any untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to (i) statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(d) or (ii) written information furnished to the Company by any Selling Stockholder specifically for use in a Registration Statement or the Prospectus.

          (iii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of California, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the

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     financial condition or business prospects of the Company and its subsidiaries taken as a whole.

          (iv) Each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; each subsidiary of the Company is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification (except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the financial condition or business prospects of the Company and its subsidiaries, taken as a whole); all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

          (v) The Firm Securities and all other outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable; the Optional Securities, upon issuance and delivery thereof and payment therefor in the manner provided herein will be duly authorized, validly issued, fully paid and nonassessable; the Offered Securities conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities.

          (vi) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the sale of the Offered Securities.

          (vii) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws.

          (viii) The execution, delivery and performance of this Agreement, and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or bylaws of the Company or any such subsidiary (except as rights to indemnification and contribution may be limited by federal or state securities laws).

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          (ix)     This Agreement has been duly authorized, executed and
     delivered by the Company.

          (x) Except as disclosed in the Prospectus, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

          (xi) The Company and its subsidiaries possess adequate certificates, authorizations or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole.

          (xii) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a material adverse effect on the Company and its subsidiaries taken as a whole.

          (xiii) The Company and its subsidiaries own, possess or can acquire on reasonable terms adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole.

          (xiv) Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole; and the Company is not aware of any pending investigation which might lead to such a claim.

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          (xv)     Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

          (xvi) The financial statements included in each Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in effect in the United States, applied on a consistent basis, except as disclosed therein; the assumptions used in preparing the pro forma financial information included in each Registration Statement and the Prospectus under the caption "Capitalization" provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein; the related pro forma adjustments give appropriate effect to those assumptions; and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

          (xvii) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (xviii) The Company is not and, after giving effect to the offering and sale of the Offered Securities, will not be, an "investment company" as defined in the Investment Company Act of 1940, as amended.

          (xix) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes and the Company agrees to comply with such Section if prior to the completion of the distribution of the Offered Securities it commences doing such business.

     (b) Each Selling Stockholder severally and not jointly represents and warrants to, and agrees with, the several Underwriters that:

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          (i)     Such Selling Stockholder has, and on the First Closing Date
     will have, valid and unencumbered title to the Firm Securities to be delivered by such Selling Stockholder on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Firm Securities to be delivered by such Selling Stockholder on such Closing Date; and upon the delivery of and payment for the Firm Securities to be delivered by such Selling Stockholder on such Closing Date the several Underwriters will acquire valid and unencumbered title to the Firm Securities to be delivered by such Selling Stockholder.

          (ii) If the Effective Time of the Initial Registration Statement is prior to execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement, each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement:
     on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations; and neither of such documents will include any untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences apply only to the extent that any statements in or omissions from a Registration Statement or the Prospectus are based on written information furnished to the Company by such Selling Stockholder specifically for use therein.

     3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, each of the Selling Stockholders agrees, severally and not jointly, to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from each Selling Stockholder, at a purchase price of $______ per share, the respective numbers

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of Firm Securities set forth below the name of such Selling Stockholder and opposite the name of such Underwriter set forth in Schedule A hereto.

     Certificates in negotiable form for the Firm Securities to be sold by Reinhold have been placed in custody, for delivery under this Agreement, under a Custody Agreement with _____________, as custodian ("Custodian"). Reinhold agrees that the Firm Securities represented by the certificates held in custody for him under such Custody Agreement are subject to the interest of the Underwriters hereunder, that the arrangements made by him for such custody are to that extent irrevocable, and that his obligations hereunder shall not be terminated by operation of law, whether due to Reinhold's death or the occurrence of any other event. If Reinhold should die, or if any other such event should occur, before the delivery of the Firm Securities hereunder, certificates for the Firm Securities shall be delivered by the Custodian to the Representatives in accordance with the terms and conditions of this Agreement as if such death or other event had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event.

     Baker Hughes and the Custodian will deliver the Firm Securities to be delivered by them to the Representatives for the accounts of the Underwriters at the office of Latham & Watkins, 633 West Fifth Street, Suite 4000, Los Angeles, California, against payment of the purchase price thereof by official bank checks in Federal Reserve funds drawn to the orders of such Selling Stockholders at the office of Latham & Watkins, or by wire transfer to the respective accounts of such Selling Stockholders at banks mutually acceptable to CS First Boston and each such Selling Stockholder, at 10:00 a.m., New York time, on May __, 1996, or at such other time not later than three full business days thereafter as CS First Boston Corporation ("CS First Boston") and Baker Hughes determine, such time being herein referred to as the "First Closing Date." For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Firm Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CS First Boston requests and will be made available for checking and packaging at the office of CS First Boston, 55 East 52nd Street, New York, New York, at least 24 hours prior to the First Closing Date.

     In addition, upon written notice from CS First Boston given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the number of shares of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by CS First Boston to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and, to the extent

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not previously exercised, may be surrendered and terminated at any time upon notice by CS First Boston to the Company.

     Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date," which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CS First Boston but shall be not later than three full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor by official bank check or checks in Federal Reserve funds drawn to the order of the Company at the above office of Latham & Watkins, or by wire transfer to the Company's account at a bank acceptable to CS First Boston. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CS First Boston requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of CS First Boston at a reasonable time in advance of such Optional Closing Date.

     4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

     5. Certain Agreements of the Company and the Selling Stockholders. The Company agrees with the several Underwriters and the several Selling Stockholders that:

     (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph
(1) (or, if applicable and if consented to by CS First Boston, subparagraph (4) of Rule 424(b)) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement, or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Company will advise CS First Boston promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 p.m., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CS First Boston.

     (b) The Company will advise CS First Boston promptly of any proposal to amend or supplement the initial registration statement or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CS First Boston's consent; and the Company will also advise CS First Boston promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution

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and delivery to this Agreement) and of any amendment or supplementation of a
Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

     (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sale by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CS First Boston of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or will effect such compliance. Neither CS First Boston's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

     (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

     (e) The Company will furnish to the Representatives and to Baker Hughes copies of each Registration Statement (of which, three copies for the Representatives and one copy for Baker Hughes will be signed and will include all exhibits), each related preliminary prospectus, and, so long as delivery of a prospectus relating to the Offered Securities is required under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CS First Boston requests. The Prospectus shall be so furnished on or prior to 3:00 p.m., New York time, on the business day following the later of the execution and delivery this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

     (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CS First Boston designates and will continue such qualifications in effect so long as required for the distribution, except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent for the service of process.

     (g) During the period of two years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934 or mailed to stockholders.

     (h) For a period of 120 days after the date of the initial public offering of the Offered Securities, neither the Company nor Reinhold will offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to any additional shares of its or his Securities or securities convertible into or exchangeable or exercisable for any shares of the Company's Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposal or filing, without the prior written consent of CS First Boston; except: (i) issuances of Securities pursuant to the exercise of options outstanding on the date hereof; (ii) grants of options pursuant to the terms of the Company's 1990 Stock Option Plan and 1994 Directors' Stock Option Plan or issuances of Securities pursuant to the exercise of such options; (iii) sales of Securities pursuant to the Company's 1980 Stock Purchase Plan; (iv) issuances of Securities pursuant to the Company's Stock Bonus Plan; and (v) registration of additional Securities issuable upon the exercise of options granted under the Company's 1990 Stock Option Plan.

     (i) The Company agrees with the several Underwriters that it will pay all expenses incident to the performance of its obligations and the obligations of the Selling Stockholders under this Agreement, and will reimburse the Underwriters (if and to the extent incurred by them) for any filing fees and other expenses (including fees and disbursements of counsel) incurred by them in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CS First Boston designates and the printing of memoranda relating thereto, for the filing fee of the National Association of Securities Dealers, Inc. relating to the Offered Securities, for any transfer taxes on the sale of the Offered Securities to the Underwriters and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters. The foregoing provisions are intended to relieve the Underwriters from the payment of expenses and costs which the Company has hereby agreed to pay and shall not affect any agreement which the Company and any Selling Stockholder shall make, or have made, for the sharing of such expenses and costs. It is understood that except as provided in this Section and Section 7, the Underwriters shall pay all of their own costs and expenses, including fees and disbursements of their counsel, stock transfer taxes on the resale of any of the Securities by them and any advertising expenses connected with any offers they make. It is understood further that each of the Company and the Underwriters will bear their own costs in connection with any selling efforts made in connection with the offering of the Securities.

     (j) Each Selling Stockholder agrees to deliver to CS First Boston, attention: Transactions Advisory Group, on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

     6. Conditions to the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following additional conditions precedent:

     (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Ernst & Young LLP confirming that they are independent public accountants within the meaning of the Act and the applicable Rules and Regulations and stating to the effect that:

          (i) in their opinion the financial statements and schedules examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related Rules and Regulations;

          (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

          (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that: (A) the unaudited financial statements included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles; (B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than five days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or (C) for the period from the closing date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in consolidated net sales or net operating income or in the total per share amounts of consolidated net income;

     except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

     For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements. All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statements for purposes of this subsection.

     (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 p.m., New York time, on the date of this Agreement or such later date as shall have been consented to by CS First Boston. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 p.m., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CS First Boston. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Stockholder, the Company or the Representatives, shall be contemplated by the Commission.

     (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred: (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries which, in the judgment of a majority in interest of the Underwriters, including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in the interest of the Underwriters, including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities.

     (d) The Representatives shall have received an opinion dated such Closing Date of Pircher, Nichols & Meeks, counsel for the Company, to the effect that:

          (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of California, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the financial condition or business prospects of the Company and its subsidiaries taken as a whole;

          (ii) The Firm Securities delivered on such Closing Date and all other outstanding shares of the Common Stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable; the Optional Securities to be delivered on such Closing Date, upon issuance and delivery thereof and payment therefor in the manner provided herein will be duly authorized, validly issued, fully paid and nonassessable; the Offered Securities conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities;

          (iii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws;

          (iv) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any subsidiary of the Company or any of their properties, which such rule, regulation, or order is known to such counsel, or any agreement or instrument known to such counsel to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or bylaws of the Company or any such subsidiary (except as rights to indemnification and contribution may be limited by federal or state securities laws);

          (v) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations (except for the financial statements and other financial data as to which such counsel need express no opinion);

          (vi) The descriptions in the Registration Statements and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and such counsel do not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statements or the Prospectus;

          (vii) This Agreement has been duly authorized, executed and delivered by the Company; and

          (viii) In addition, such counsel shall state that, although they have not verified the accuracy or completeness of the statements contained in the Initial Registration Statement or the Additional Registration Statement (if any) or any amendment to either thereof, nothing has come to the attention of such counsel which causes them to believe that any Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date (except for the financial statements and other financial data as to which such counsel need express no opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date (except for the financial statements and other financial data as to which such counsel need express no such opinion), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (e) The Representatives shall have received an opinion dated the First Closing Date of Baker & Botts, L.L.P., counsel for Baker Hughes, to the effect that:

          (i) Baker Hughes had full right, power and authority to sell, assign, transfer and deliver the Firm Securities delivered by it on the First Closing Date hereunder; and upon transfer of the Firm Securities to be sold by Baker Hughes hereunder to the Underwriters, the Underwriters will acquire such Firm Securities free and clear of all adverse claims (within the meaning of the Uniform Commercial Code as in effect in the State of New York), assuming the Underwriters take delivery in good faith and without notice of any adverse claim;

         (ii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by Baker Hughes for the consummation of the transactions contemplated by this Agreement in connection with the sale by it of the Firm Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws;

         (iii) To the knowledge of such counsel, the execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, rule or regulation of any governmental agency or body having jurisdiction over Baker Hughes or any of its properties or the charter or bylaws of Baker Hughes; and

          (iv) This Agreement has been duly authorized, executed and delivered by Baker Hughes.

     (f) The Representatives shall have received an opinion dated the First Closing Date of Lawrence O'Donnell III, general counsel for Baker Hughes, to the effect that:

          (i) To the knowledge of such counsel, the execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any order of any governmental agency or body or any court having jurisdiction over Baker Hughes or any of its properties or any agreement or instrument to which Baker Hughes is a party or by which Baker Hughes is bound or to which any of its properties is subject.

     (g) The Representatives shall have received an opinion dated such Closing Date of Pircher, Nichols & Meeks, special counsel for Reinhold, to the effect that:

          (i) No facts have come to such counsel's attention which causes them to believe that Reinhold lacks full legal right, power and authority to sell, assign, transfer and deliver the Firm Securities to be sold by him hereunder on such Closing Date;

          (ii) No facts have come to such counsel's attention which causes them to believe that Reinhold lacks valid and unencumbered title to the Firm Securities to be delivered by him on such Closing Date;

          (iii) No facts have come to such counsel's attention which causes them to believe that upon delivery of the Firm Securities to be sold by Reinhold hereunder on such Closing Date and payment therefor in accordance with the terms of this Agreement and assuming that the Underwriters who have severally purchased such Firm Securities in good faith without notice of any adverse claim, such Underwriters will not have marketable title to the Firm Securities sold by Reinhold hereunder, free and clear of any liens, claims, encumbrances and security interests whatsoever, and that such title will not vest in the Underwriters, who have severally purchased such Securities hereunder;

          (iv) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by Reinhold for the consummation of the transactions contemplated by this Agreement in connection with the sale by him of the Firm Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws; and

          (v) No facts have come to such counsel's attention which causes them to believe that the execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over Reinhold or any of his properties or any agreement or instrument to which Reinhold is a party or by which Reinhold is bound or to which any of his properties is subject (except as rights to indemnification and contribution may be limited by federal or state securities laws).

     (h) The Representatives shall have received from Latham & Watkins, special counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Selling Stockholders and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

     (i) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice-President and a principal financial or accounting officer of the Company in which such officers to the best of their knowledge after reasonable investigation state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111 under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, except as set forth or contemplated by the Prospectus or as described in such certificate.

     (j) The Representatives shall have received a letter dated such Closing Date of Ernst & Young LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than five days prior to such Closing Date for the purposes of this subsection.

Each Selling Stockholder and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CS First Boston may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

     7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter and Reinhold against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or Reinhold may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Underwriter or Reinhold for any legal or other expenses reasonably incurred by such Underwriter or Reinhold in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case the person receiving them shall promptly refund them to the Company; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any such documents in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Selling Stockholder or by any Underwriter through the

Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Selling Stockholder or by any Underwriter consists of the information described as such in subsection (b), (c) or (d) below, as applicable; provided, further, that the indemnity contained in this subsection (a) with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting a loss, claim, damage or liability arising from an untrue statement or omission in any preliminary prospectus purchased Offered Securities which are the subject thereof if the Prospectus corrected such untrue statement or omission and if such Underwriter failed to send a copy of the Prospectus as the same was supplemented or amended to such person at or prior to the written confirmation of the sale of the Offered Securities to such person as required by the Act.

     (b) Subject to the limitations set forth below, Reinhold will indemnify and hold harmless the Company and each Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Company or such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company or the Underwriters by Reinhold specifically for use therein, it being understood and agreed that the only such information furnished by Reinhold consists of the information concerning Reinhold contained in the Prospectus under the caption "Selling Shareholders," and Reinhold will reimburse such Underwriter or the Company for any legal or other expenses reasonably incurred by such Underwriter or the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case the person receiving them shall promptly refund them to Reinhold; provided, further, that the indemnity contained in this subsection (b) with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting a loss, claim, damage or liability arising from an untrue statement or omission in any preliminary prospectus purchased Offered Securities which are the subject thereof if the Prospectus corrected such untrue statement or omission and if such Underwriter failed to send a copy of the Prospectus as the same was supplemented or amended to such person at or prior to the written confirmation of the sale of the Offered Securities to such person as required by the Act. The aggregate liability of Reinhold under this indemnity agreement shall not exceed the proceeds received by him in connection with the sale of his Firm Shares.

     (c) Baker Hughes will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company or the Underwriters by Baker Hughes specifically for use therein, it being understood and agreed that the only such information furnished by Baker Hughes consists of the information concerning Baker Hughes in the Prospectus under the caption "Selling Shareholders"; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case the person receiving them shall promptly refund them to Baker Hughes; provided, however, that the indemnity contained in this subsection (c) with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting a loss, claim, damage or liability arising from an untrue statement or omission in any preliminary prospectus purchased Offered Securities which are the subject thereof if the Prospectus corrected such untrue statement or omission and if such Underwriter failed to send a copy of the Prospectus as the same was supplemented or amended to such person at or prior to the written confirmation of the sale of the Offered Securities to such person as required by the Act. The aggregate liability of Baker Hughes under this indemnity agreement shall not exceed the proceeds received by it in connection with the sale of its Firm Shares.

     (d) Each Underwriter will severally and not jointly indemnify and hold harmless the Company and the Selling Stockholders against any losses, claims, damages or liabilities to which the Company or the Selling Stockholders may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and the Selling Stockholders in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case the person receiving such payments shall promptly refund them to such Underwriter, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Underwriters, the legends concerning over-allotments and stabilization and regarding transactions by certain affiliated persons on the inside front cover page and the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting."

     (e) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b), (c) or (d) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b), (c) or (d) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly and with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

     (f) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b),
(c) or (d) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b), (c) or (d) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Selling Stockholders and the Underwriters in connection with the statements or omission which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Stockholders and the Company bear to the total underwriting discount and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (f). Notwithstanding the provisions of this subsection (f), (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and (ii) no Selling Stockholder shall be required to contribute any amount in excess of the amount by which the net proceeds received by it or him exceeds the amount of any damages that such Selling Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (f) to contribute are several in proportion to their respective underwriting obligations and not joint. The obligations of each of the Selling Stockholders under this subsection (f) to contribute are several in proportion to the total proceeds received by it or him and are not joint.

     (g) The obligations of the Company and the Selling Stockholders under this Section shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement, to each person, if any, who controls the Company within the meaning of the Act, and to each person, if any, who controls a Selling Stockholder within the meaning of the Act.

     8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First Closing Date or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CS First Boston may make arrangements satisfactory to Baker Hughes (in the case of a default with respect to the Firm Securities) or the Company (in case of default with respect to the Optional Securities) for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CS First Boston and Baker Hughes (in the case of a default with respect to the Firm Securities) or the Company (in case of default with respect to the Optional Securities) for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

     9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholders, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company, the Selling Stockholders, and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

     10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o CS First Boston Corporation, Park Avenue Plaza, New York, New York 10055, Attention: Investment Banking Department -- Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 743 North Eckhoff Street, Orange, California 92668, Attention: Richard A. Kertson, or, if sent to Baker Hughes will be mailed, delivered or telegraphed and confirmed to Baker Hughes Incorporated at 3900 Essex Lane, Suite 1200, Houston, Texas 77027, attention: Lawrence O'Donnell III, or, if sent to Walter B. Reinhold will be mailed, delivered or telegraphed and confirmed to him at 743 North Eckhoff Street, Orange, California 92668; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

     11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

     12. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by CS First Boston will be binding upon all the Underwriters. In the case of any executive officer or director of the Company who has agreed for a period following the date of the Prospectus not to sell, contract to sell or otherwise dispose of any shares of Common Stock of the Company owned by them, directly or indirectly, without the written consent of the Underwriters, CS First Boston shall have the authority to give such consent on the behalf of the Representatives and the Underwriters.

     13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     THE COMPANY AND EACH SELLING STOCKHOLDER HEREBY SEVERALLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN ANY SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholders, the Company and the several Underwriters in accordance with its terms.

                                     Very truly yours,

                                     BAKER HUGHES INCORPORATED


                                     By:_______________________________________
                                         Name:_________________________________
                                         Title:________________________________




                                     __________________________________________
                                     WALTER B. REINHOLD

                                     VARCO INTERNATIONAL, INC.


                                     By:_______________________________________
                                         Name:_________________________________
                                         Title:________________________________


The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

CS FIRST BOSTON CORPORATION
HOWARD, WEIL, LABOUISSE, FRIEDRICHS INCORPORATED
SIMMONS & COMPANY INTERNATIONAL

Acting on behalf of themselves and as the Representatives of the several Underwriters.

By:  CS FIRST BOSTON CORPORATION


By: ____________________________
   Name:________________________
   Title:_______________________

                                   SCHEDULE A

                               Number of Firm Securities          Number of
                                     to be Sold by:            Firm Securities
                                 ----------------------        to be Purchased
         Underwriter           Baker Hughes      Reinhold      ---------------
         -----------           --------------------------
 CS First Boston Corporation

 Howard, Weil, Labouisse,
 Friedrichs Incorporated

 Simmons & Company
 International

TOTAL:                           6,346,041       250,000           6,596,041